Commitments and Contingencies	12 Months Ended
Mar. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

9. Commitments and Contingencies

Guarantees and Commitments

There were no commitments under certain purchase or guarantee arrangements as of March 31, 2025 and 2024.

Legal Matters

From time to time in the normal course of business, the Company may be subject to various legal matters such as threatened or pending claims or proceedings. There were no such material matters as of and for the fiscal years ended March 31, 2025 and 2024 except for the following.

On May 14, 2023, the Company was served with a complaint by ZESTO Consulting LLC (“ZESTO”) demanding unpaid system development fees of JPY21,770. On December 13, 2024, the Tokyo District Court ruled against the Company, holding the Company liable for unpaid service fees totaling JPY19,470 with interest accruing at a rate of 3%. On December 29, 2024, ZESTO submitted the notice of appeal demanding for the full compensation of the unpaid system development fees and a higher statutory interest rate. The Company has filed an objection to the appeal and, as of the date hereof, is in the process of preparing a supplemental submission to such objection while the proceedings are still pending. It is, therefore, premature to anticipate the case’s outcome. In the fiscal year ended March 31, 2023, the Company recognized the total JPY22,470 related to the lawsuit in research and development costs in the Statements of Operations.

Indemnification

In the ordinary course of business, the Company often includes standard indemnification provisions in its arrangements with third parties. To date, the Company has not paid any material claims or been required to defend any material actions related to its indemnification obligations. However, the Company may record charges in the future as a result of these indemnification obligations.